SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2007
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Discovery Laboratories, Inc. (the “Company”) and Thomas Miller, Ph.D. are parties to an employment agreement dated June 12, 2006 (the “Agreement”). A brief description of the terms of the Agreement is set forth in Item 5.02 below, and is incorporated into this Item 1.01.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company has determined that Dr. Miller is a “named executive officer” as such term is defined in Item 402(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Pursuant to the Agreement, as of June 12, 2006 Dr. Miller agreed to act as the Company’s Senior Vice President, Commercialization and Corporate Development. At present, the Agreement is effective through December 31, 2007, and shall automatically be extended each January 1st for additional one year terms unless either party gives notice at least 90 days prior to such January 1st date that it does not wish to extend the Agreement. Dr. Miller’s annual base salary is $235,000 for 2007, and he is eligible for such year-end bonus, payable in cash or equity, as is awarded at the discretion of the compensation committee. Dr. Miller’s bonus for 2006 was $45,000 cash. Dr. Miller is also entitled to customary health and other benefits.

The description of the terms and conditions of the Agreement and the rights and obligations of the Company and Dr. Miller in connection therewith are qualified by reference in their entirety to the definitive terms and conditions of the Agreement, the form of which is attached hereto as Exhibit 10.1.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

10.1	Employment Agreement dated June 12, 2006

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:  /s/ Robert J. Capetola
Name: Robert J. Capetola, Ph.D.
Title:   President and Chief Executive Officer

Date: April 26, 2007